                                POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                           /s/ Frederick Amling
                                               Frederick Amling
                                               Director/Trustee


Dated: December 14, 1994

                                POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                           /s/ Charles A. Austin III
                                               Charles A. Austin III
                                               Director/Trustee


Dated: December 14, 1994

                                POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                           /s/ Edwin D. Campbell
                                               Edwin D. Campbell
                                               Director/Trustee


Dated: December 14, 1994

                                POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                           /s/ Charles F. Chapin
                                               Charles F. Chapin
                                               Director/Trustee


Dated: December 14, 1994

                                POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                           /s/ K. Dun Gifford
                                               K. Dun Gifford
                                               Director/Trustee


Dated: December 14, 1994

                                POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                           /s/ Leroy Keith, Jr.
                                               Leroy Keith, Jr.
                                               Director/Trustee


Dated: December 14, 1994

                                POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                           /s/ F. Ray Keyser,Jr.
                                               F. Ray Keyser, Jr.
                                               Director/Trustee


Dated: December 14, 1994

                                POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                           /s/ David M. Richardson
                                               David M. Richardson
                                               Director/Trustee


Dated: December 14, 1994

                                POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                           /s/ Richard J. Shima
                                               Richard J. Shima
                                               Director/Trustee


Dated: December 14, 1994

                                POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                           /s/ Andrew J. Simons
                                               Andrew J. Simons
                                               Director/Trustee


Dated: December 14, 1994